Filed Pursuant to Rule 497(a)

File No. 333-227640

Rule 482 AD

XAI Octagon Floating Rate & Alternative Income Term Trust

Commences Public Offering of Common Shares

CHICAGO, Illinois – November 14, 2019 – XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) (NYSE: XFLT), a diversified, closed-end management investment company with an investment objective to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle, has announced that it has commenced an underwritten public offering of 1,200,000 common shares of beneficial interest (“Common Shares”) pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”). The Trust also intends to grant the underwriters a 45-day option to purchase up to 180,000 additional Common Shares to cover over-allotments, if any. The final terms of the offering will depend on market and other conditions at the time of pricing, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Trust intends to invest the net proceeds from the offering in accordance with its investment objective and policies.

National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ: NHLD), is acting as lead book-running manager for the offering. Wedbush Securities Inc. and Maxim Group LLC are serving as co-managers for the offering.

The offering of Common Shares may be made only by means of a prospectus. Copies of the preliminary prospectus supplement relating to the offering and accompanying base prospectus may be obtained from: National Securities Corporation, Attention: Charles Wanyama, 200 Vesey Street, 25th Floor, New York, New York 10281, telephone: (212) 417-3634 or by email at prospectusrequest@nationalsecurities.com.

Investors may also obtain these documents free of charge from the SEC’s website at www.sec.gov.

About XA Investments

XA Investments LLC (“XAI”) serves as the Trust’s investment adviser. XAI is a Chicago-based firm founded by XMS Capital Partners in April, 2016. XAI believes that the investing public can benefit from new vehicles to access a broad range of alternative investment strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information, please visit www.xainvestments.com.

About XMS Capital Partners

XMS Capital Partners, LLC, established in 2006, is a global, independent financial services firm providing M&A, corporate advisory and asset management services to clients. It has offices in Chicago, Boston, London and Dublin. For more information, please visit www.xmscapital.com.

About Octagon Credit Investors

Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser. Octagon is a more than 20 year old, below-investment grade corporate credit investment adviser based in New York with over $24.8 billion in assets under management. Octagon focuses on leveraged loans, high yield bonds and structured credit. Through fundamental credit analysis and active portfolio management, Octagon’s investment team identifies attractive relative value opportunities across below-investment grade asset classes, sectors and issuers. Octagon’s investment philosophy and methodology encourage and rely upon dynamic internal communication to capitalize on actionable investment opportunities and manage portfolio risk. Over its history, the firm has applied a disciplined, repeatable and scalable approach in its effort to generate attractive risk-adjusted returns to its investors. For more information, please visit www.octagoncredit.com.

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The Trust, XAI and Octagon do not provide tax advice; consult a professional tax advisor regarding your specific tax situation. Income may be subject to state and local taxes, as well as the federal alternative minimum tax.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Trust carefully before investing. The preliminary prospectus supplement, dated November 14, 2019, and accompanying prospectus, dated March 12, 2019, each of which has been filed with the SEC, contain a description of these matters and other important information about the Trust and should be read carefully before investing.

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Trust’s actual results are the performance of the portfolio of securities held by the Trust, the conditions in the U.S. and international financial and other markets, the price at which Common Shares trade in the public markets and other factors discussed in the Trust’s preliminary prospectus supplement and accompanying base prospectus and to be discussed in the Trust’s periodic filings with the SEC.

Although the Trust and XAI believe that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Trust’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Trust’s ongoing obligations under the federal securities laws, the Trust does not intend, and the Trust undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED             NO BANK GUARANTEE             MAY LOSE VALUE

Company Contact

Kimberly Flynn

XA Investments

1-888-903-3358

info@xainvestments.com

Media & Investor Relations Contact

Hank Hakewill

Hakewill & Associates

Phone: (847) 256-5420

Cell: (847) 714-6561

hankhake@yahoo.com